UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2010
USG Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8864	36-3329400

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street, Chicago, Illinois	60661-3676

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 436-4000

(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On November 9, 2010, USG Corporation (the “Corporation”) completed the private offering of $350 million aggregate principal amount of its 8.375% senior notes due 2018 (the “Notes”). The Notes were issued under the Corporation’s Indenture, dated as of November 1, 2006 (as supplemented prior to the date hereof, the “Original Indenture”), by and between the Corporation and HSBC Bank USA, National Association (as successor to Wells Fargo Bank, National Association), as trustee (the “Trustee”), and as supplemented by Supplemental Indenture No. 3, dated as of November 9, 2010, by and among the Corporation, certain of the Corporation’s domestic subsidiaries, as guarantors, and the Trustee (“Supplemental Indenture No. 3” and together with the Original Indenture, the “Indenture”). The Notes will bear interest at a rate of 8.375% per year. The Corporation will pay interest on the Notes on April 15 and October 15 of each year, beginning April 15, 2011. The Notes will mature on October 15, 2018. The Notes are senior unsecured obligations and rank equally with all of the Corporation’s existing and future unsecured senior indebtedness. The Corporation’s obligations under the Notes are guaranteed on a senior unsecured basis by certain of its domestic subsidiaries. The Indenture contains certain customary restrictions, including a limitation that restricts the Corporation’s ability and the ability of specified subsidiaries of the Corporation to create or incur secured indebtedness.
     The above description of the Indenture, including Supplemental Indenture No. 3 filed herewith, is qualified in its entirety by reference to the terms of those documents, filed with the Securities and Exchange Commission and incorporated herein by reference.
     The Notes were offered and sold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in accordance with Regulation S under the Securities Act.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
4.1	Supplemental Indenture No. 3, dated as of November 9, 2010, by and among USG Corporation, each of United States Gypsum Company, L&W Supply Corporation, USG Foreign Investments, Ltd. and USG Interiors, Inc., as guarantors, and HSBC Bank USA, National Association, as trustee

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant
By:	/s/ Richard H. Fleming
Richard H. Fleming
Executive Vice President and Chief Financial Officer

Date: November 9, 2010

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Supplemental Indenture No. 3, dated as of November 9, 2010, by and among USG Corporation, each of United States Gypsum Company, L&W Supply Corporation, USG Foreign Investments, Ltd. and USG Interiors, Inc., as guarantors, and HSBC Bank USA, National Association, as trustee